UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2026

Date of Report (Date of earliest event reported)

Dalrada Technology Group, Inc.

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 24, 2026, Dalrada Technology Group, Inc. (the “Company”), together with certain of its subsidiaries, received a notice of default from counsel to Nautilus Parent Holdings, LLC (as successor-in-interest to OnPoint LTB, LLC, the “Term Lender”) and Nautilus Funding Solutions, LLC – Series XIII (the “Factoring Lender,” and collectively with the Term Lender, the “Lender”). The notice declares defaults under (i) the Term Loan Agreement dated July 25, 2023 (and related promissory note, guaranty by the Company, security agreements, warrant, and all amendments), (ii) four separate Loan and Security Agreements dated February 22, 2024, March 22, 2024, April 5, 2024, and April 18, 2024 between Genefic Specialty RX, Inc. and the Term Lender, and (iii) the Loan and Security Agreement dated February 25, 2025 among Genefic, Inc., the Company, and the Factoring Lender (collectively, the “Loan Documents”). The Lender attributes the defaults to the borrowers’ failure to make required payments under the Loan Documents.

The Lender demands a cure payment of $500,000 no later than May 1, 2026. The notice states that, if the cure payment is not made, the Lender will accelerate the respective balances of the Loans and immediately commence enforcement actions under the Loan Documents. The notice further reserves all rights and remedies of the Lender and expressly states that it does not waive any existing or future defaults.

The Company is reviewing the notice and intends to engage in discussions with the Lender regarding resolution of the outstanding obligations. There can be no assurance that the defaults will be cured, that the Loans will not be accelerated, or that enforcement actions will not be pursued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dalrada Technology Group, Inc.

By: /s/ Brian Bonar

Name: Brian Bonar

Title: Chief Executive Officer and Chairman

Date: April 30, 2026

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